SECURITIES & EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                          13-3391820
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)


 22700 Savi Ranch Parkway, Yorba Line, CA                            92657
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 (Address of Principal Executive Office)                           (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. |_|

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. |_|


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of Class)


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                                (Title of Class)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  TRANSITION ANALYSIS COMPONENT
                                                          TECHNOLOGY, INC.



Date  June 30, 1997                               By s/ Martin S. Fawer
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                                                        (Signature) (1)
                                                     Martin S. Fawer
                                                     Chief Financial Officer



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(1) Print the name and title of the signing officer under his signature.